UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 12, 2005

                              THE CERTO GROUP CORP.
             (Exact name of registrant as specified in its charter)



           Delaware               002-99080                      11-2820379
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

       201 Circle Drive North, Building 112, Piscataway, New Jersey 08854
                  (Address of principal executive offices) (zip   code)

                                 (732) 356-9555
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

                       National Diversified Services, Inc.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02  Unregistered Sales of Equity Securities.

     On December 12, 2005, The Certo Group Corp. (the "Company") issued an aggregate of 1,415,820 shares of common stock, par value $0.001 per share, to certain investors for services provided to the Company in connection with the financing obtained by the Company from Montgomery Equity Partners, Ltd. The issuance of the aforementioned securities were exempt from the registration requirements under Rule 4(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 12, 2005, Dominic Certo resigned as the Chief Financial Officer of the Company, but will remain as the President, Chief Executive Officer and a Director. Subsequent to the foregoing resignation, George Kaden was appointed by the Board of Directors of the Company as the Chief Financial Officer of the Company.

     Prior to joining The Certo Group, Inc., from October 1, 1996 until present, Mr. Kaden has been a practicing Certified Public Accountant for his own account. From 1982 until September of 1996 Mr. Kaden was the Director of Quality Control for the accounting firm of Jacobs, Evall & Blumenfeld LLP. From 1972 until 1982 Mr. Kaden was an Audit Manager for Arthur Young & Co., CPA's. He is a member of the American Institute of Certified Public Accountants as well as the New York State Society of Certified Public Accountants where he served on numerous committees. Mr. Kaden received his B.S. degree from Bernard Baruch College in 1972.

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

         The Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware, which will be effective December 15, 2005, to increase the authorized common stock of the Company from 100,000,000 shares to 500,000,000 shares and to authorize the issuance of 10,000,000 shares of preferred stock.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

    Not applicable.

(b) Pro forma financial information.

    Not applicable.

(c) Exhibits

Exhibit
Number                                Description
------- ------------------------------------------------------------------------
3.1     Certificate of Amendment to Articles of Incorporation of The Certo Group
        Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            The Certo Group Corp.


Dated: December 15, 2005                    By:  /s/ Dominic Certo
                                            --------------------------------
                                            Name:  Dominic Certo
                                            Title: Chief Executive Officer